File Nos. 33-1857 & 811-4503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TAX-FREE TRUST OF ARIZONA
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Tax-Free Trust of Arizona

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on November 4, 2010

PROXY STATEMENT

AQUILA
GROUP OF
FUNDS
Tax-Free Trust of Arizona
380 Madison Avenue, Suite 2300
New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on November 4, 2010

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the “Trust”) will be held:

Place:	(a)	at the Arizona Biltmore Resort and Spa Grand Ballroom 2400 East Missouri Avenue Phoenix, Arizona;
Time:	(b)	on Thursday, November 4, 2010 at 10:00 a.m. Mountain Standard Time;
Purposes:	(c)	for the following purposes:
(i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending June 30, 2011 (Proposal No. 2);

(iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Meeting, you must have been a shareholder on the Fund’s records at the close of business on August 9, 2010 (the “record date”).  Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

September 23, 2010

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Tax-Free Trust of Arizona
380 Madison Avenue, Suite 2300, New York, NY 10017
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the “Trust”).  The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Trust’s Manager (the “Manager”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

A copy of the Trust’s most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

This Notice and Proxy Statement are first being mailed on or about September 23, 2010.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on the proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

 To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust’s Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Proxies for shares held by brokers in “street name” and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust’s shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust’s outstanding classes of shares was as follows: Class A Shares, $10.60; Class C Shares, $10.60; and Class Y Shares, $10.63. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm.  On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 28,189,708; Class C Shares, 1,440,985; and Class Y Shares, 1,259,293.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL	175,647 Class C Shares	12.19%

Pershing LLC P.O. Box 2052 Jersey City, NJ	174,373 Class Y Shares	13.85%

Additional 5% shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in November 2009. All nominees have consented to serve if elected.

Nominees

Name, Address(1) and Date of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee (4)
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)
Non-interested Trustees
Anne J. Mills Scottsdale, AZ (12/23/38)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None
Tucker Hart Adams Colorado Springs, CO (01/11/38)	Trustee since 2009	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Ernest Calderón Phoenix, AZ (10/24/57)	Trustee since 2004	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, Arizona Board of Regents since 2003 and member of Governor Janice Brewer’s Transition Team since 2009; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None
Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2009	Vice President of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None
Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2009	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	5	Lincoln Institute of Land Policy, Cambridge, MA
Grady Gammage, Jr. Phoenix, AZ (10/01/51)	Trustee since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None
Lyle W. Hillyard Logan, UT (09/25/40)	Trustee since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None
John C. Lucking Phoenix, AZ (05/20/43)	Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	Formerly Director, Sanu Resources

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in the light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.
Tucker Hart Adams:	Experienced economist with extensive knowledge of the Rocky Mountain region.
Ernest Calderón:	Lawyer, active in public affairs in the region.
Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial and local matters.
Gary C. Cornia:	Experienced educator in business and finance.
Grady Gammage, Jr.:	Lawyer, educator, active in land use, water issues and other public affairs in the region.
Lyle W. Hillyard:	Lawyer, experienced legislator in region.
John C. Lucking:	Experienced economist in the region.

Name, Address(1) and Date of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Chairman Emeritus(6)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees 1985-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Executive Vice President and Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Senior Vice President, Aquila Rocky Mountain Equity Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Tax-Free Fund For Utah and Tax-Free Fund of Colorado since 2010; Vice President, INVESCO Funds Group, 1998-2003; Co-President of the Distributor since 2010, Vice President, 1993-1997.

Todd W. Curtis Phoenix, AZ (06/08/49)	Senior Vice President since 2004
Senior Vice President and Portfolio Manager, Tax-Free Trust of Arizona, since August 2004; Vice President and Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2009, backup portfolio manager, 2004-2009; Vice President and Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Senior Vice President of Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Tax-Free Trust of Arizona, Tax-Free Fund of Colorado and Tax-Free Fund For Utah since 2010; Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-1010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Alan R. Stockman Glendale, AZ (07/31/54)	Senior Vice President since 2001
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Rocky Mountain Equity Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

James T. Thompson Bountiful, Utah (03/17/55)	Assistant Vice President since 2009
Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Assistant Vice President and Backup Portfolio Manager, Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, UT, 1991-2009.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1985
Of Counsel to Butzel Long, a professional corporation, counsel to the Trust, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the “Aquila Group of Funds.”

(6) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 6/30/10)
Name of Trustee	Dollar Range of Ownership in Tax-Free Trust of Arizona(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds (1)
Interested Nominee
Diana P. Herrmann	C	E

Non-interested Nominees
Tucker Hart Adams	B	C

Ernest Calderón	C	C

Thomas A. Christopher	C	E

Gary C. Cornia	C	E

Grady Gammage, Jr.	D	E

Lyle W. Hillyard	C	D

John C. Lucking	C	D

Anne J. Mills	C	D

(1)    A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2010 the Trust paid a total of $127,102 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves
Tucker Hart Adams	$8,055	$56,109	4
Ernest Calderón	$13,280	$27,300	3
Thomas A. Christopher	$11,512	$79,689	5
Gary C. Cornia	$7,389	$72,484	5
Grady Gammage, Jr.	$13,280	$44,800	4
Lyle W. Hillyard	$7,889	$27,609	3
John C. Lucking	$13,280	$33,000	3
Anne J. Mills	$21,072	$75,155	5

Class A Shares may be purchased without a sales charge by certain of the Trust’s Trustees and officers.

The Trust’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of August 31, 2010, these funds had aggregate assets of approximately $4.4 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended June 30, 2010, the Trust paid $1,279,080 in management fees.

During the fiscal year ended June 30, 2010, $444,703 was paid under Part I of the Trust’s Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $25,675 was retained by the Distributor. With respect to Class C Shares, during the same period $85,703 was paid under Part II of the Plan and $28,568 was paid under the Shareholder Services Plan. Of these total payments of $114,271, the Distributor received $13,418. All of such payments were for compensation.

During the fiscal year ended June 30, 2010, the Trust paid $85,091 to Butzel Long, a professional corporation, independent counsel to the Trust, for legal services. Edward M.W. Hines, Secretary of the Trust, is Of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940.  The members of the Audit Committee are Tucker Hart Adams, Ernest Calderón, Thomas A. Christopher, Gary C. Cornia, Grady Gammage, Jr., Lyle W. Hillyard, John C. Lucking and Anne J. Mills. The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust’s internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust’s last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

During the Trust’s last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

The Trust has a Nominating Committee, consisting of all of the Independent Trustees.  The Nominating Committee held one meeting during the last fiscal year. The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.

The Board seeks continuously to be alert to potential risks regarding the Trust’s business and operations.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, at the Board’s direction, the Manager has established a Risk Identification Group that meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

Vote Required

To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending June 30, 2011. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2009 and 2010.

	2009	2010

Audit Fees	$18,900	$19,800
Audit related fees	0	0
Audit and audit related fees	$18,900	$19,800
Tax fees (1)	3,100	3,200
All other fees	0	0
Total	$22,000	$23,000

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

TWB did not perform any services during the last fiscal year for the Trust’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2011.

TWB has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2011 annual meeting must be received by the Trust by May 23, 2011 in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by August 5, 2011.

Other Business

The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Phoenix, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of consideration of the proposals. The outreach meeting this year will be held on Wednesday, November 3, 2010, in Tucson at 10:00 a.m.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY
PROXY
AQUILA GROUP OF FUNDS
TAX-FREE TRUST OF ARIZONA
Proxy for Annual Meeting of Shareholders – November 4, 2010
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Arizona (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Thursday, November 4, 2010 at the Arizona Biltmore Resort and Spa, Grand Ballroom, 2400 East Missouri Avenue, Phoenix, Arizona, 10:00 a.m. Mountain Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below
Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____________________________________________________________________
Signature

____________________________________________________________________
Signature (if held jointly)

____________________________________________________________________
Date

	YES	NO
I plan to attend the Annual Meeting in Phoenix	⁮	⁮

I plan to attend the Outreach Meeting in Tucson	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Shareholder Meeting to Be Held on November 4, 2010.
     The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu21593

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF ARIZONA ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Tucker Hart Adams	02) Ernest Calderón	03) Thomas A. Christopher
04) Gary C. Cornia	05) Grady Gammage, Jr.	06) Diana P. Herrmann*
07) Lyle W. Hillyard	08) John C. Lucking	09) Anne J. Mills
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN
			⁮	⁮	⁮
2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.